                                                      Exhibit 99.2


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
InfoAccess, Inc.

                 We have audited the accompanying balance sheets of InfoAccess, Inc. as of December 31, 1998 and 1997, and the related statements of operations, shareholders' equity (deficit), and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

                 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of InfoAccess, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

                                            /s/GRANT THORNTON LLP




Minneapolis, Minnesota
September 10, 1999, except for note K as to which the date is September 29, 1999

                                INFOACCESS, INC.
                                 BALANCE SHEETS

                                                                           December 31,
                                                                   ----------------------------       September 30,
                ASSETS                                                 1997            1998                1999
                                                                   -----------      -----------      ---------------
                                                                                                       (unaudited)
CURRENT ASSETS

   Cash and cash equivalents                                       $   167,650      $   226,149      $   743,599
   Accounts receivable, net of allowance for doubtful
     accounts of $5,000 in 1997 and 1998                               344,378          379,246          470,586
   Inventories                                                          55,638           60,375           51,042
   Prepaid expenses                                                     63,300           36,849           48,170
   Deferred financing costs                                               --             72,167             --
                                                                   -----------      -----------      -----------
                Total current assets                                   630,966          774,786        1,313,397
PROPERTY AND EQUIPMENT, net                                            174,222          133,295           74,380
OTHER ASSETS
   Software licenses, net of accumulated amortization of
     $127,169 in 1998 and $98,000 in 1997                               15,500          236,331          191,304
   Other                                                                24,310           19,271             --
                                                                   -----------      -----------      -----------
                                                                        39,810          255,602          191,304
                                                                   -----------      -----------      -----------

                                                                   $   844,998      $ 1,163,683      $ 1,579,081
                                                                   ===========      ===========      ===========
                LIABILITIES AND SHAREHOLDERS'
                  EQUITY (DEFICIT)

CURRENT LIABILITIES
   Related party note payable                                      $      --        $   400,000      $      --
   Current maturities of long-term obligations                          50,159           44,615           22,374
   Accounts payable                                                     98,671          136,214           37,885
   Due to IntraNet Solutions, Inc.                                        --               --          1,183,750
   License fees payable                                                   --            200,000             --
   Deferred compensation                                                  --            175,000             --
   Accrued vacation                                                     72,429          104,636           30,705
   Other accrued expenses                                               55,916           75,272          133,727
   Customer deposits                                                    18,850           22,937           23,285
   Deferred revenue                                                    268,316          191,776          262,498
                                                                   -----------      -----------      -----------
                Total current liabilities                              564,341        1,350,450        1,694,224
LONG-TERM OBLIGATIONS, less current maturities                          32,832           23,290           20,585
DEFERRED REVENUE, net of current portion                               302,247          146,944           55,694
COMMITMENTS                                                               --               --               --
SHAREHOLDERS' EQUITY (DEFICIT)
   Common stock, no par value; 9,803,900 shares authorized           2,023,746        2,029,481        2,529,481
   Additional paid-in capital                                             --            200,000          200,000
   Accumulated deficit                                              (2,078,168)      (2,586,482)      (2,920,903)
                                                                   -----------      -----------      -----------
                Total shareholders' equity (deficit)                   (54,422)        (357,001)        (191,422)
                                                                   -----------      -----------      -----------
                                                                   $   844,998      $ 1,163,683      $ 1,579,081
                                                                   ===========      ===========      ===========

        The accompanying notes are an integral part of these statements.

                                INFOACCESS, INC.
                            STATEMENTS OF OPERATIONS

                                                                                                     Nine months ended
                                                        Years ended December 31,                       September 30,
                                            ---------------------------------------------      ----------------------------
                                                 1996            1997             1998             1998             1999
                                            -------------    -----------      -----------      -----------      -----------
                                                                                               (unaudited)      (unaudited)
Net revenues
   Product licenses                         $ 3,100,695      $ 1,937,682      $ 2,476,521      $ 1,575,633      $ 2,500,317
   Services                                   1,463,679          824,104          495,593          421,533          356,965
                                            -----------      -----------      -----------      -----------      -----------

                Total revenues                4,564,374        2,761,786        2,972,114        1,997,166        2,857,282

Cost of revenues
   Product licenses                             258,848          197,143          148,361          112,766           96,830
   Services                                     509,489          512,386          226,810          160,147          130,269
                                            -----------      -----------      -----------      -----------      -----------

                Total costs of revenues         768,337          709,529          375,171          272,913          227,099
                                            -----------      -----------      -----------      -----------      -----------

                Gross profit                  3,796,037        2,052,257        2,596,943        1,724,253        2,630,183

Operating expenses
   Sales and marketing                        2,111,057        1,375,102        1,425,693        1,026,804          910,569
   General and administrative                   552,710          730,910          647,449          446,644          541,044
   Research and development                     820,730          952,970          872,325          633,978          494,764
   Merger and acquisition costs                      --               --               --               --            909,050
                                            -----------      -----------      -----------      -----------      -----------
                                              3,484,497        3,058,982        2,945,467        2,107,426        2,855,427
                                            -----------      -----------      -----------      -----------      -----------

Earnings (loss) from operations                 311,540       (1,006,725)        (348,524)        (383,173)        (225,244)

Other income (expense)
   Interest income (expense)                     30,616           (7,987)        (154,332)         (83,368)        (115,483)
   Other                                           (742)           6,430           (1,392)           2,139            6,306
                                            -----------      -----------      -----------      -----------      -----------
                                                 29,874           (1,557)        (155,724)         (81,229)        (109,177)
                                            -----------      -----------      -----------      -----------      -----------

Net earnings (loss)                         $   341,414      $(1,008,282)     $  (504,248)     $  (464,402)     $  (334,421)
                                            ===========      ===========      ===========      ===========      ===========

Earnings (loss) per common share
   Basic                                    $       .07      $      (.20)     $      (.10)     $      (.09)     $      (.06)
                                            ===========      ===========      ===========      ===========      ===========

   Diluted                                  $       .06      $      (.20)     $      (.10)     $      (.09)     $      (.06)
                                            ===========      ===========      ===========      ===========      ===========

Weighted average shares outstanding:
   Basic                                      5,000,020        5,051,390        5,256,601        5,250,648        5,281,856
                                            ===========      ===========      ===========      ===========      ============

   Diluted                                    5,639,189        5,051,390        5,256,601        5,250,648        5,281,856
                                            ===========      ===========      ===========      ===========      ============

        The accompanying notes are an integral part of these statements.

                                INFOACCESS, INC.
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                  (DEFICIT) FOR THE PERIOD FROM JANUARY 1, 1996
                           THROUGH SEPTEMBER 30, 1999


                                                      Common stock             Additional
                                               --------------------------       paid-in     Accumulated
                                                 Shares          Amount         capital       deficit           Total
                                               ---------      -----------      ----------   -----------      -----------

Balance at January 1, 1996                     5,000,020      $ 1,773,746      $     --     $(1,165,905)     $   607,841

   Distributions to shareholders                      --               --            --        (100,000)        (100,000)

   Exercise of stock options                     122,540           28,184            --              --           28,184

   Common stock repurchased and canceled        (122,540)         (28,184)           --         (32,595)         (60,779)

   Net earnings                                       --               --            --         341,414          341,414
                                               ---------      -----------      --------     -----------      -----------

Balance at December 31, 1996                   5,000,020        1,773,746            --        (957,086)         816,660

   Distributions to shareholders                      --               --            --        (112,800)        (112,800)

   Issuance of common stock for cash             250,000          250,000            --              --          250,000

   Net loss                                           --               --            --      (1,008,282)      (1,008,282)
                                               ---------      -----------      --------     -----------      -----------

Balance at December 31, 1997                   5,250,020        2,023,746            --      (2,078,168)         (54,422)

   Common stock repurchased and canceled          (5,525)          (1,459)           --          (4,066)          (5,525)

   Exercise of stock options                      30,035            7,194            --              --            7,194

   Issuance of warrants                               --               --       200,000              --          200,000

   Net loss                                           --               --            --        (504,248)        (504,248)
                                               ---------      -----------      --------     -----------      -----------

Balance at December 31, 1998                   5,274,530        2,029,481       200,000      (2,586,482)        (357,001)

   Exercise of warrants (unaudited)              500,000          500,000            --              --          500,000

   Net loss (unaudited)                               --               --            --        (334,421)        (334,421)
                                               ---------      -----------      --------     -----------      -----------

Balance at September 30, 1999 (unaudited)      5,774,530      $ 2,529,481      $200,000     $(2,920,903)     $  (191,422)
                                               ==========     ===========      ========     ===========      ===========

        The accompanying notes are an integral part of these statements.

                                INFOACCESS, INC.
                            STATEMENTS OF CASH FLOWS

                                                                                                      Nine months ended
                                                                Years ended December 31,                September 30,
                                                        ---------------------------------------  --------------------------
                                                            1996          1997         1998          1998           1999
                                                        -----------   -----------   -----------  -----------    -----------
                                                                                                 (unaudited)    (unaudited)
Cash flows from operating activities:
   Net earnings (loss)                                  $   341,414   $(1,008,282)  $  (504,248) $  (464,402)   $  (334,421)
   Adjustments to reconcile net earnings (loss) to net
     cash provided by (used in) operating activities:
       Depreciation                                         111,247       134,241       101,038       70,971         79,147
       Amortization of software licenses                     20,000        23,000        29,169        8,375         45,027
       Amortization of deferred financing costs                --            --         127,833       76,113         72,167
       Changes in operating assets and liabilities:
         Accounts receivable                               (197,841)      379,298       (34,868)     (28,204)       (91,340)
         Inventories                                           (968)       (5,165)       (4,737)     (29,108)         9,333
         Prepaid expenses                                    12,453        (2,217)       31,490       52,038          7,950
         Accounts payable                                    89,531       (66,368)       37,543      (64,341)       (98,329)
         License fees payable                                  --            --            --           --         (200,000)
         Deferred compensation                                 --            --         238,170      (32,565)      (248,931)
         Accrued expenses                                    95,658       (74,301)      (11,607)     108,763         58,455
         Customer deposits                                   22,130       (26,842)        4,087         --              348
         Deferred revenue                                   168,062       (89,364)     (231,843)      17,159        (20,528)
                                                        -----------   -----------   -----------  -----------    -----------

                Net cash provided by (used in)
                  operating activities                      661,686      (736,000)     (217,973)    (285,201)      (721,122)

Cash flows from investing activities:
   Purchase of property and equipment                      (170,623)      (91,515)      (22,126)     (17,733)       (20,232)
   Purchase of software license                                --         (13,500)      (50,000)        --             --
   Proceeds from sale of property and equipment               8,091         3,868          --           --             --
                                                        -----------   -----------   -----------  -----------    -----------

                Net cash used in investing activities      (162,532)     (101,147)      (72,126)     (17,733)       (20,232)

        The accompanying notes are an integral part of these statements.

                                INFOACCESS, INC.
                      STATEMENTS OF CASH FLOWS - CONTINUED

                                                                                                         Nine months ended
                                                                Years ended December 31,                   September 30,
                                                                ------------------------                   -------------
                                                          1996            1997           1998          1998            1999
                                                        --------       ---------      ----------     ---------      -----------
                                                                                                     (unaudited)    (unaudited)

Cash flows from financing activities:
   Proceeds from exercise of stock options and sale of
     common stock                                       $  28,184      $ 250,000      $   7,194      $   7,194      $   500,000
   Proceeds from advances on line of credit                  --           71,633        400,000        300,000          100,000
   Payment of long-term obligations                       (51,784)       (46,005)       (53,071)       (41,237)        (524,946)
   Common stock repurchased                               (60,779)          --           (5,525)        (4,900)            --
   Distributions to shareholders                         (100,000)      (112,800)          --             --               --
   Due to IntraNet Solutions, Inc.                           --             --             --             --          1,183,750
                                                        ---------      ---------      ---------      ---------      -----------

                Net cash provided by (used in)
                  financing activities                   (184,379)       162,828        348,598        261,057        1,258,804
                                                        ---------      ---------      ---------      ---------      -----------

                Net increase (decrease) in cash and
                  cash equivalents                        314,775       (674,319)        58,499        (41,877)         517,450

Cash and cash equivalents at beginning of year            527,194        841,969        167,650        167,650          226,149
                                                        ---------      ---------      ---------      ---------      -----------

Cash and cash equivalents at end of year                $ 841,969      $ 167,650      $ 226,149      $ 125,773      $   743,599
                                                        =========      =========      =========      =========      ===========

Supplemental disclosures of cash flow information:
   Cash paid for interest                               $  10,184      $   7,987      $ 154,332      $  83,368      $   115,483
                                                        =========      =========      =========      =========      ===========


   Supplemental disclosure of noncash financing and investing activities:
   ----------------------------------------------------------------------
     During 1998, the Company acquired $37,985 of equipment by entering into capital lease obligations.

     During 1998, the Company issued 500,000 warrants at $1.00 per share as part of a line of credit agreement. The warrants were valued at $.40 per warrant, which increased deferred financing costs and additional paid-in capital by $200,000 (see notes C and F).

     At December 31, 1998, $200,000 of capitalized software licenses were payable pursuant to a non-refundable license agreement entered into during 1998.

        The accompanying notes are an integral part of these statements.

                                INFOACCESS, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF ACCOUNTING POLICIES

   InfoAccess, Inc. (the Company) is a leading technology supplier of HTML and XML content publishing solutions. The Company, located in Bellevue, Washington, launched its HTML Transit software products in January 1998. The Transit software product family provides high-powered Web site content management publishing tools, including automatic HTML and XML publishing conversion that enables organizations to quickly develop, build and manage Internet, extranet and enterprise Web applications.

   The accompanying financial statements as of September 30, 1999 and for the nine months September 30, 1999 and 1998 are unaudited, but in the opinion of management include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation thereof. The results of operations for the nine months ended September 30, 1999 and 1998 are not necessarily indicative of the results for the full year.

   A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

   Cash and Cash Equivalents

   The Company considers money market accounts and any highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

   Inventories

   Inventories consisting primarily of diskettes, manuals, and packaging materials, are stated at the lower of cost (first-in, first-out) or market.

   Property and Equipment

   Property and equipment, including leasehold improvements, are recorded at cost. Depreciation is provided using the straight-line method over the shorter of the estimated useful lives of three to five years, or the lease term. Maintenance, repairs, and minor renewals are expensed when incurred.

   Software Licenses

   The Company acquired various software licenses for use in its products. The licenses are recorded at cost, and amortized over estimated useful lives of three to five years.

   Revenue Recognition

   The Company recognizes revenue from licensing of software products at the date of acceptance by the customer. Certain licenses require continuing service, support, and performance by the Company, and accordingly a portion of the revenue is deferred until the future service, support, and performance are provided.

   Revenue from custom engineering contracts is recognized using the percentage-of-completion method of accounting. Unearned revenue is classified as deferred revenue.

   The Company provides services under software maintenance agreements which usually have a term of one year. Maintenance service consists of technical support, which includes telephone consultation, problem resolution, and software updates. Customers are typically billed in advance for the term of the maintenance agreement, and revenue is recognized on a straight-line basis over the term of the agreement. Unearned maintenance revenue is classified as deferred revenue.

   The Company adopted Statement of Position, or SOP, 97-2, Software Revenue Recognition, and SOP 98-4, Deferral of the Effective Date of a Provision of SOP 97-2, Software Revenue Recognition, as of January 1, 1998. SOP 97-2 and SOP 98-4 provide guidance for recognizing revenue on software transactions and supercede SOP 91-1, Software Revenue Recognition. The adoption of SOP 97-2 and SOP 98-4 did not have a material effect on the Company's financial results.

   In December 1998, the American Institute of Certified Public Accountants issued SOP 98-9, Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions. For the Company, SOP 98-9 amends SOP 98-4 to extend the deferral of the application of certain passages of SOP 97-2 provided by SOP 98-4 through December 31, 1999. All other provisions of SOP 98-9 are effective for transactions entered into after December 31, 1999. The Company believes the adoption of SOP 98-9 will not have a material effect on its financial statements results or financial condition.

   Recently Issued Accounting Standards

   In February 1998, the American Institute of Certified Public Accountants issued Statement of Position, or SOP, 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. SOP 98-1 establishes the accounting for costs of software products developed or purchased for internal use, including when such costs should be capitalized. SOP 98-1 was adopted on January 1, 1999, and such adoption did not have a material impact on the financial statements.

   The Company adopted SFAS No. 130, Reporting Comprehensive Income, effective January 1, 1998. SFAS No. 130 established standards for the reporting and display of an amount representing comprehensive income and its components as part of the Company's basic financial statements. Comprehensive income includes certain non-owner changes in equity that currently are excluded from net income. Because the company historically has not experienced transactions that would be included in comprehensive income, the adoption of SFAS No. 130 did not have any effect on the financial position, results of operations, or cash flows of the Company.

   Product Development

   Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software to Be Sold, Leased or Otherwise Marketed, requires capitalization of certain software development costs subsequent to the establishment of technological feasibility. Based on the Company's product development process, technological feasibility is established at completion of a commercially viable working model. To date, the period between achieving technological feasibility to the Company's products and the general release of the products has been short.

   Accordingly, the Company has not capitalized any software development costs and has, instead, charged all such costs to research and development expense as incurred.

   Net Earnings (Loss) per Common Share

   The Company's basic net earnings (loss) per share amounts have been computed by dividing net earnings (loss) by the weighted average number of outstanding common shares. The Company's fully diluted net earnings (loss) per share is computed by dividing net earnings (loss) by weighted average number of outstanding common shares and common share equivalents relating to stock options, when dilutive. For each of the years ended December 31, 1997, and 1998, the Company incurred net losses and therefore basic and diluted per share amounts are the same. Common stock equivalents as of December 31, 1997 and 1998 included 684,938 and 664,730 shares related to stock options and warrants. For the year ended December 31, 1996, shares of common stock equivalents related to stock options were included in the computation of diluted net earnings per share. Anti-dilutive common stock options and warrants were 93,000, 165,500, and 828,250 at December 31, 1996, 1997, and
   1998.

   Advertising

   The Company expenses the cost of advertising as it is incurred. Advertising expense for the years ended December 31, 1996, 1997 and 1998 was $451,321, $303,376 and $151,782.

   Income Taxes

   The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be taxed as an S corporation. As such, the shareholders of the Company are subject to federal and state income taxes on their proportionate share of the Company's taxable income. Accordingly, no provision has been made in the financial statements for income taxes.

   Stock-Based Compensation

   The Company utilizes the intrinsic value method for stock-based compensation. Under this method, compensation expense is recognized for the amount by which the market value price of the common stock on the date of grant exceeds the exercise price of an option.

   Accounting Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following at December 31:

                                                        1997            1998
                                                      --------        --------
Computer equipment and software                       $486,844        $379,425
Office furniture and equipment                         192,718         188,633
Leasehold improvements                                   9,899           9,899
                                                      --------        --------
                                                       689,461         577,957
Less accumulated depreciation and amortization         515,239         444,662
                                                      --------        --------

                                                      $174,222        $133,295
                                                      ========        ========

NOTE C - RELATED PARTY NOTE PAYABLE

   The Company has an uncollateralized line of credit with a related party which provides for borrowings of up to $500,000. Advances are due on May 8, 1999 and accrue interest payable monthly at 10% (see note F). Subsequent to year end, the company defaulted on the line of credit agreement.

NOTE D - LONG-TERM OBLIGATIONS

   Long-term obligations consisted of the following at December 31:

                                                                                      1997           1998
                                                                                    -------        -------
Note payable to a bank at $2,985 per month plus interest at prime plus 1.25%
   (effective rates of 9% and 9.75% at December 31, 1998 and 1997);
   collateralized by property and equipment, due November 1, 1999 (a)               $68,650        $32,800

Other                                                                                14,341         35,105
                                                                                    -------        -------
                                                                                     82,991         67,905

Less current maturities                                                              50,159         44,615
                                                                                    -------        -------

                                                                                    $32,832        $23,290
                                                                                    =======        =======

   (a) The loan agreement contains certain restrictive covenants regarding minimum levels of tangible net worth and working capital. As of December 31, 1998, the Company was not in compliance with these covenants. As of September 10, 1999, the bank has not exercised its remedies under the loan agreement.

   Future maturities of long-term obligations are as follows:

                    1999                           $44,615
                    2000                            12,855
                    2001                            10,435
                                                   -------
                                                   $67,905
                                                   =======

NOTE E - EMPLOYEE BENEFIT PLAN

   The Company maintains a qualified retirement plan for eligible employees that contains salary deferral provisions as provided by Section 401(k) of the Internal Revenue Code. Plan participants may contribute up to 15% of their annual salary. The Company matches 50% of employee contributions, with a maximum contribution of 5% of the employee's annual salary. Total contributions to the plan by the Company for the years ended December 31, 1996, 1997 and 1998 were $56,374, $65,466 and $49,768.

NOTE F - SHAREHOLDERS' EQUITY

   Common Stock Warrant

   In connection with the line of credit from a related party (note C), the Company issued a stock purchase warrant, valued at $200,000 and recorded deferred financing costs. These costs are being amortized through May 1999, the life of the related party debt. The warrant represents the right to purchase up to 500,000 shares of the Company's common stock at an exercise price of $1 per share. The warrants expire on May 29, 2008.

   Stock Options

   As of December 31, 1998, 833,330 options to purchase shares were outstanding and exercisable under the Company's 1990 Amended and Restated Stock Option Plan. Of those, 800,680 options at $.23 will expire if not exercised by November 8, 2000, and 32,650 options at $.55 per share will expire if not exercised by March 23, 2000.

   In March 1995, the Company adopted the 1995 Stock Option Plan (the Plan) which provides for non-qualified and incentive common stock options for officers, directors, employees, and consultants. The Board of Directors is authorized to administer the Plan and establish the stock option terms, including the grant price, vesting period, and the terms of the stock option. Options generally vest over a period of five years and expire at the earlier date of three months after termination of employment or ten years after date of grant. At December 31, 1998, 373,750 options to purchase shares were outstanding under the Plan. The Company reserved 1,000,000 shares of common stock for issuance under the Plan. Upon change of control of the Company, the vesting schedule set forth in the option agreement continues to apply to the options granted for the exchanged stock or vest immediately upon a change in control for cash consideration.

     A summary of stock option plan activity for the years ended December 31, 1996, 1997 and 1998 are as follows:

                                                                             Weighted
                                                                              Average
                                                          Number of          Exercise
                                                           Shares             Price
                                                         -----------        ---------
     Outstanding at January 1, 1996                       1,128,780          $  .26

     Granted                                                164,500             .50
     Exercised                                             (122,540)            .23
     Expired                                               (207,500)            .50
                                                          ---------

     Outstanding at December 31, 1996                       963,240             .27

     Granted                                                165,500            1.00
     Expired                                                (67,500)            .50
                                                          ---------

     Outstanding at December 31, 1997                     1,061,240             .37

     Granted                                                196,250             .90
     Exercised                                              (30,035)            .24
     Expired                                                (20,375)            .83
                                                          ---------

     Outstanding at December 31, 1998                     1,207,080          $  .45
                                                          =========           =====

     At December 31, 1996, 1997 and 1998, 887,740, 841,628 and, 844,985 of
     outstanding options were exercisable.

     The following table summarizes information about the stock options outstanding at December 31, 1998:



                         Options outstanding              Options exercisable
                   ------------------------------        ---------------------
                                    Weighted
                                     average   Weighted               Weighted
                                    remaining   average                average
    Range of         Number        contractual exercise   Number      exercise
 Exercise Price    outstanding        life      price   exercisable     price
 --------------    -----------     ----------- -------- -----------   --------


    $.10           $   20,000          9.8    $    .10   $ 20,000      $   .10
    $.23              800,680          1.8         .23    800,680          .23
 $.50 - $.55           58,150          3.8         .52     24,305          .53
    $1.00             328,250          9.1        1.00         --           --
                   ----------                            --------

                   $1,207,080          6.5    $    .45   $844,985      $   .24
                   ==========          ===    ========   ========      =======

     The pro forma effect of accounting for stock options using the fair value method is immaterial.

NOTE G - COMMITMENTS

   Operating Leases

   The Company leases office facilities in Bellevue, Washington. The Company also leases certain equipment under an operating lease. Total rent expense under operating leases net of sublease income was $177,989, $190,106 and $185,781 for the years ended December 31, 1996, 1997 and 1998, respectively.

   Minimum future rental commitments under operating leases as of December 31, 1998, net of sublease arrangements of $55,881 in 1999, are as follows:


              1999                  $225,704
              2000                   288,304
              2001                   293,103
              2002                   121,481
                                    --------
                                    $928,592
                                    ========

   Software Royalties

   The Company has entered into several software royalty agreements whereby it is required to pay a royalty based on sales. During the years ended December 31, 1996, 1997 and 1998 royalty expense totaled $127,184, $70,621 and
   $84,469.

NOTE H - SIGNIFICANT CUSTOMERS

   The Company had revenues from one customer totaling $668,511 (14.6% of revenues) in 1996 and $282,719 (10.2% of revenues) in 1997 and revenues from another customer totaling $382,060 (13.0% of revenues) in 1998.

   Accounts receivable from these customers were $71,417, $15,150 and $2,204 at December 31, 1996, 1997 and 1998, respectively.

NOTE I - SEGMENTS OF BUSINESS AND GEOGRAPHIC AREA INFORMATION

   Effective January 1, 1998, the Company adopted SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. SFAS No. 131 did not have a significant effect as the Company operates as a single segment.

   A summary of the Company's operations by geographic area follows:

                                   Year ended December 31,
                       ----------------------------------------------
                          1996              1997              1998
                       ----------        ----------        ----------
Revenues:
  United States        $3,725,195        $1,954,103        $1,503,521
  Europe                  527,376           518,875         1,168,147
  Canada                  149,229           288,808           131,463
  Other                   162,574              --             168,983
                       ----------        ----------        ----------

                       $4,564,374        $2,761,786        $2,972,114
                       ==========        ==========        ==========

   Sales are attributed to countries or region based on the location of the customer. All identifiable assets were located in the United States.

NOTE J - RISKS AND UNCERTAINTIES

   The Year 2000 issue relates to limitations in computer systems and applications that may prevent proper recognition of the Year 2000. The potential effect of the Year 2000 issue on the Company and its business partners will not be fully determinable until the year 2000 and thereafter. If year 2000 modifications are not properly completed either by the Company or entities with whom the Company conducts business, the Company's revenues and financial condition could be adversely impacted.

NOTE K - SUBSEQUENT EVENTS

   Agreement and Plan of Merger

   On September 16, 1999, the Company entered into an agreement and plan of merger with IntraNet Solutions, Inc. a Minnesota corporation. Under terms of the agreement, each share of the Company's common stock and common stock options will be converted into the right to receive 0.31230 shares of common stock and common stock options of IntraNet Solutions, Inc. The merger closed on September 29, 1999. The results of operations for the one-day period ended September 30, 1999 were immaterial.

   Warrant Exercise (unaudited)

   On September 27, 1999, the stock purchase warrant described in note F was exercised, resulting in the issuance of 500,000 shares of the Company's common stock at $1 per share.